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                                   EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in the following registration statement of Lanier Worldwide, Inc. Savings Incentive Plan of our report dated November 10, 1996, with respect to Lanier Worldwide, Inc. Savings Incentive Plan included in this Annual Report (Form 11-K) for the year ended June 30, 1996;

     Form S-8        No. 333-01746        Lanier Worldwide, Inc.
                                          Savings Incentive Plan

                                            BRAY, BECK & KOETTER

Melbourne, Florida
December 20, 1996